UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2003

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

Item 5. Other Events.

On April 29, 2003, Novitron International, Inc.   issued a press release announcing that it has successfully completed the previously announced acquisition of substantially all of the assets of Elan Diagnostics, Inc., and the mergers of Group Practice Services Incorporated and Landmark Scientific, Inc.

The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.  Exhibits

Exhibit 99.1             -- Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Novitron International, Inc.

Date: April 30, 2003	/s/ Israel M. Stein MD

Israel M. Stein MD Chairman of the Board Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release